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                                                                   Exhibit 10.25


                            REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT is made as of December 12, 1997 by and among SCRIPTGEN Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"), BioChem Pharma Inc. (the "INVESTOR"), and each of the stockholders listed on the Schedule of Stockholders attached hereto.

          The Company and Investor are parties to a Stock Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"). In order to induce the Investor to enter into the Purchase Agreement, the Company has agreed to provide to the Investor the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 8 hereof.

          The parties hereto agree as follows:

          1.   DEMAND REGISTRATIONS.

          (a) REQUESTS FOR REGISTRATION. Subject to the provisions of Sections 1(b) and 1(c) below, (i) at any time and from time to time before the effective date of the first Listing (the "FIRST LISTING"), the holders of a majority of the then outstanding Registrable Securities, and (ii) at any time and from time to time after the first anniversary of the First Listing (the "INVESTOR DEMAND PERIOD"), the Investor, may request registration, whether underwritten or otherwise, under the Securities Act of all or part of the Registrable Securities held by such holders or the Investor, as the case may be, in each case on Form S-1 or any similar long-form registration statement (collectively, "LONG-FORM REGISTRATIONS") or on Form S-2 or S-3 or any similar short-form registration statement ("SHORT-FORM REGISTRATIONS"), if available. Notwithstanding anything to the contrary contained herein, if any holder of Registrable Securities other than the Investor (the "NON-INVESTOR HOLDERS") exercise, prior to the commencement of the Investor Demand Period, any demand registration rights granted by the Company to such holder, the Company shall include in such registration the number of Registrable Securities requested to be included (which in the opinion of the underwriters can be sold in an orderly manner within the price range of such offering, if such offering is an underwritten offering), PRO RATA between the Investor and the Non-Investor Holders on the basis of the amount of Registrable Securities owned by each such holder. All registrations requested pursuant to this SECTION 1(A) are referred to herein as "DEMAND REGISTRATIONS". Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request for a Long-Form Registration or Short-Form Registration, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include (subject to the provisions of this Agreement) in such registration, all Registrable Securities with respect to which the Company has



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received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b) NUMBER OF DEMAND REGISTRATIONS. The Investor shall be entitled to request two (2) Demand Registrations with respect to Registrable Securities held by the Investor, in which the Company will pay all Registration Expenses as set forth in Section 5 hereof; PROVIDED, that the Investor shall only be entitled to request one (1) Demand Registration in any twelve-month period. A registration shall not count as one of the permitted Demand Registrations until it has become effective and unless the Investor is able to register and sell at least 90% of the Registrable Securities that the Investor has requested to be included in such registration.

          (c) SHORT-FORM REGISTRATIONS. In addition to the Demand Registrations provided pursuant to SECTION 1(B), the Investor shall be entitled to request an unlimited number of Short-Form Registrations with respect to the Registrable Securities held by it in which the Company shall pay all Registration Expenses; PROVIDED, that the aggregate value of the securities to be offered pursuant to such Short-Form Registration is at least $1 million. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Exchange Act, the Company shall use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

          (d) PRIORITY ON DEMAND REGISTRATIONS. The Company shall not include in any Demand Registration any securities that are not Registrable Securities held by the Investor without the prior written consent of the Investor. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder by the Investor, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Investor, the Company shall include in such registration, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, PRO RATA among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder. Any Persons other than holders of Registrable Securities who participate in Demand Registrations that are not at the Company's expense must pay their share of the Registration Expenses as provided in SECTION 5 hereof.

          (e) RESTRICTIONS ON DEMAND REGISTRATIONS. The Company shall not be obligated to effect any Demand Registration (i) within 90 days after the effective date of a Listing occurring after the First Listing, unless (A) the Investor holds less than 10% of the then outstanding Registrable Securities, or
(B) any Non-Investor Holders exercise any demand registration rights granted by the Company to such holders, whereupon the Company shall include in such registration the number of Registrable



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Securities requested to be included (which in the opinion of the underwriters can be sold in an orderly manner within the price range of such offering, if such offering is an underwritten offering) PRO RATA between the Investor and the Non-Investor Holders on the basis of the amount of Registrable Securities owned by each such holder, or (ii) if, at the time the Investor requests such Demand Registration, (A) the Company has previously notified the Investor in writing that the Company has determined to register any of its securities on its own behalf, (B) the Investor has not responded in writing to the Company within fourteen (14) days after receiving such notice stating that the Investor is requesting a Demand Registration pursuant to the terms and conditions of this Agreement, and (C) the Company has not abandoned its efforts to register its securities. The Company may postpone for up to 60 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company's board of directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to interfere with any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or other material transaction; PROVIDED, that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

          (f) SELECTION OF UNDERWRITERS. The holders of a majority of the Registrable Securities initially requesting registration under this Section 1 shall have the right to select the investment banker(s) and manager(s) to administer the offering, which investment banker(s) and manager(s) will be nationally recognized; PROVIDED, that such investment banker(s) and manager(s) are approved by the Company, which approval shall not be unreasonably withheld.

          (g) OTHER REGISTRATION RIGHTS. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the Investor, unless such rights granted to such Persons are subordinate to the rights granted to the Investor hereunder.

          2.   PIGGYBACK REGISTRATIONS.

          (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration , other than pursuant to a registration statement on Form S-8 or S-4 or any similar form or in connection with a registration the primary purpose of which is to register debt securities (I.E., in connection with a so-called "equity kicker")) and the registration form to be used may be used for the registration of Registrable Securities



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(a "PIGGYBACK REGISTRATION"), the Company shall give prompt written notice (in any event within three business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice. Notwithstanding the foregoing, in connection only with a First Listing initiated by the Company (a "Company First Listing"), no Registrable Securities shall be included in such registration without the prior written consent of the Company; PROVIDED, that if the Company consents to include in such registration any Registrable Securities held by any holder of Registrable Securities, the Company shall consent to include in such registration the Registrable Securities of all holders of Registrable Securities in accordance with the provisions of Section 2(c) below.

          (b) PIGGYBACK EXPENSES. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

          (c)  PRIORITY ON PRIMARY REGISTRATIONS.  Subject to the provisions of
Section 2(a) above, if a Piggyback Registration is an underwritten primary registration on behalf of the Company, the Company will include in such registration all Registrable Securities requested to be included in such registration; PROVIDED, that if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, PRO RATA among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration not covered by clause
(i) above.

          (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (which registration was consented to pursuant to Section 1(g) above), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the number of Registrable Securities requested to be included in such registration, PRO RATA among the holders of such securities on the basis of shares of Registrable Securities owned by each such holder and (iii) third, other securities requested to be included in such registration.

          (e) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by (i) the Company, and (ii) the holders of a majority of the



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Registrable Securities included in such Piggyback Registration, which approvals shall not be unreasonably withheld.

          3. HOLDBACK AGREEMENTS. Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule
144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the lesser of (i) the 180-day period beginning on the effective date of the First Listing (except for sales of securities as part of such First Listing) or the 90 day period beginning on the effective date of any Listing other than the First Listing, and (ii) any other period applicable to any holders of Registrable Securities (other than the Investor), unless the underwriters managing the registered public offering otherwise agree.

          4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof (including the registration of Series D Preferred Stock held by a holder of Registrable Securities requesting registration as to which the Company has received reasonable assurances that only Registrable Securities shall be distributed to the public), and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

          (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;



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          (d)  use its best efforts to register or qualify such Registrable
Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such




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seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

          (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

          (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

          (n) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement).

          5.   REGISTRATION EXPENSES.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, and other Persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing



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legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

          (b) The holders of Registrable Securities included in each Demand Registration and each Piggyback Registration shall pay all underwriting discounts and selling commissions applicable to the sale of their securities and all fees and disbursements of their counsel.

          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

          6.   INDEMNIFICATION.

          (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or



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necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

          7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 6 hereof.



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          8.   DEFINITIONS.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "LISTING" means the admission of the Company's Common Stock on any stock exchange or the sale of the Company's Common Stock in an underwritten public offering registered under the Securities Act.

          "OTHER STOCKHOLDERS" means the holders of shares of the Company's Series A Preferred Stock, par value $.01 per share, Series B Preferred Stock, par value $.01 per share, and Series C Preferred Stock, par value $.01 per share.

          "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "REGISTRABLE SECURITIES" means (i) any shares of Common Stock issued or issuable to the Investor or the Other Stockholders upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, or Series D Preferred Stock, or acquired by, or issued or issuable to, the Investor, Hoechst Marion Roussel, or the Other Stockholders on or after the date hereof, it being understood that neither the Investor nor the Other Stockholders shall be obligated to convert their shares into shares of Common Stock in order to make a Demand Registration or otherwise avail themselves of the rights granted pursuant to this Agreement, (ii) any capital stock of the Company acquired by the Investor including, without limitation, the Warrant Shares (as that term is defined in the Warrant Agreement, dated of even date, between Investor and the Company) or the Other Stockholders on or after the date hereof, and (iii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.



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Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.

          9.   MISCELLANEOUS.

          (a) NO INCONSISTENT AGREEMENTS. The Company shall not hereafter enter into any agreement with respect to its securities which is adverse or superior to the rights granted to the Investor pursuant to the terms and conditions of this Agreement.

          (b) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (c) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (d) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, the Investor, and the Other Stockholders who hold at least 50% of the Registrable Securities held by the Other Stockholders.

          (e) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors (including successors created by amalgamation, merger, or otherwise) and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.
Notwithstanding anything to the contrary contained herein, holders of Registrable Securities may not transfer or assign any rights granted to such holders under the terms and conditions of this Agreement unless such holders transfer or assign at least 50% of the Registrable Securities held by such holders.

          (f) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (g) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (h) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (i) GOVERNING LAW. THE CORPORATE LAW OF THE STATE OF NEW YORK SHALL GOVERN ALL ISSUES AND QUESTIONS CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          (j) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the addresses indicated below:

          TO THE COMPANY:

          SCRIPTGEN Pharmaceuticals, Inc.
          200 Boston Avenue
          Medford, MA  02155
          Attention:  Mark T. Weedon
          Telecopy No.:  (617) 396-1028

          WITH COPIES (WHICH SHALL NOT CONSTITUTE NOTICE TO THE COMPANY) TO:

          Nutter, McClennen & Fish, LLP
          One International Place
          Boston, MA  02110
          Attention:  Constantine Alexander, Esq.
          Telecopy No.: (617) 973-9748

          TO THE INVESTOR:

          BioChem Pharma, Inc.
          275 Armand-Frappier Boulevard
          Laval, Quebec  H7V4A7
          Canada
          Attention:  Vice President, Legal Affairs
          Telecopy No.  (514) 978-7755

          WITH COPIES (WHICH SHALL NOT CONSTITUTE NOTICE TO THE INVESTOR) TO:

          Kirkland & Ellis
          153 East 53rd Street
          New York,  NY  10022
          Attention:  Luc A. Despins, Esq.
          Telecopy No.:  (212) 446-4900

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          (k) TERMINATION. The terms and conditions of this Agreement shall terminate and be of no further force and effect upon the seventh anniversary of the date of this Agreement; PROVIDED, that if a Listing has not been effected by the second anniversary of the date of this Agreement, the terms and conditions of this Agreement shall terminate and be of no further force and effect upon the eighth anniversary of the date of this Agreement.

          (l) AMALGAMATION. The Company acknowledges that Investor has advised it that it proposes to carry out a reorganization, including an amalgamation, pursuant to which, among other things, a corporation named BioChem Holdings Inc. (the "Successor") will own all of the assets and be liable for all liabilities of Investor (the "Amalgamation"). The Company hereby agrees that, upon consummation of the Amalgamation, the Successor shall have all of the rights and obligations of Investor as if Successor had executed this Agreement on the date hereof in lieu of Investor, and that neither Investor nor Successor shall be required to send any notice of any kind regarding the Amalgamation nor seek the consent of the Company to such Amalgamation.

          (m) OTHER AGREEMENT. The rights and obligations of the Other Stockholders pursuant to Section 7 of the Series C Preferred Stock Purchase Agreement, dated as of May 17, 1996 shall remain unaffected, provided, however, that in the event of any conflict between this Agreement and said Preferred Stock Purchase Agreement, the terms of this Agreement shall govern.

                                 *     *     *     *

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                   SCRIPTGEN PHARMACEUTICALS, INC.


                                   By /s/ Mark T. Weedon
                                      -----------------------------
                                      Name:  Mark T. Weedon
                                      Title: President and CEO


                                   BIOCHEM PHARMA, INC.


                                   By /s/ Francois Legault
                                      -----------------------------
                                      Name:  Francois Legault
                                      Title: Executive Vice President


                                   By /s/ Daniel Hetu
                                      -----------------------------
                                      Name:  Daniel Hetu
                                      Title: Vice President

                                      ACCEL IV L.P.
                                      By:  Accel IV Associates, L.P., its
                                           General Partner



                                      By: /s/
                                         ------------------------------
                                         Name:
                                         Title:


                                      ACCEL INVESTORS '93 L.P.



                                      By: /s/
                                         ------------------------------
                                         Name:

                                         Title:


                                      ACCEL JAPAN L.P.
                                      By:  Accel Japan Associates, L.P., its
                                           General Partner



                                      By: /s/
                                         ------------------------------
                                         Name:
                                         Title:


                                      ACCEL KEIRETSU L.P.
                                      By:  Accel Partners & Co., Inc., its
                                           General Partner



                                      By: /s/
                                         ------------------------------
                                         Name:
                                         Title:


                                      ADVENT INTERNATIONAL INVESTORS II
                                      LIMITED PARTNERSHIP
                                      By:  Advent International Corporation,
                                           its General Partner


                                      By: /s/
                                         ------------------------------
                                         Name:
                                         Title:


                                      ADVENT PERFORMANCE MATERIALS LIMITED
                                      PARTNERSHIP
                                      By:  Advent International Limited
                                           Partnership, its General Partner
                                      By:  Advent International Corporation,
                                           its General Partner


                                      By: /s/
                                         ------------------------------
                                         Name:

                                         Title:


                                      ATLAS VENTURE FUND II, L.P.
                                      By:  Atlas Venture Associates II, L.P.,
                                           its General Partner



                                      By: /s/
                                         ------------------------------
                                         Name:
                                         Title:



                                      ---------------------------------
                                      Thomas A. Bologna


                                      CW VENTURES II, L.P.
                                      By:  CW Partners III, L.P., its General
                                           Partner



                                      By: /s/
                                         ------------------------------
                                         Name:
                                         Title:


                                      ELLMORE C. PATTERSON PARTNERS



                                      By:
                                         ------------------------------
                                         Name:
                                         Title:


                                      GOLDEN GATE DEVELOPMENT AND
                                      INVESTMENT LIMITED PARTNERSHIP
                                      By:  Advent International Limited
                                           Partnership, its General Partner
                                      By:  Advent International Corporation,
                                           its General Partner

                                      By: /s/
                                         ------------------------------

                                         Name:
                                         Title:


                                      LOMBARD ODIER & CIE


                                      By: /s/
                                         ------------------------------
                                         Name:
                                         Title:



                                      ---------------------------------
                                      Bernard Mach


                                      NEW ENTERPRISE ASSOCIATES 5



                                      By: /s/
                                         ------------------------------
                                         Name:
                                         Title:


                                      PROSPER PARTNERS



                                      By:
                                         ------------------------------
                                         Name:
                                         Title:


                                      ROVENT II LIMITED PARTNERSHIP
                                      By:  Advent International Limited
                                           Partnership, its General Partner

                                      By:  Advent International Corporation,
                                           its General Partner

                                      By: /s/
                                         ------------------------------
                                         Name:
                                         Title:

                                      SCRIPT PARTNERS LIMITED PARTNERSHIP



                                      By: /s/
                                         ------------------------------
                                         Name:
                                         Title:


                                      VENROCK ASSOCIATES



                                      By: /s/
                                         ------------------------------
                                         Name:
                                         Title:


                                      VENROCK ASSOCIATES II, L.P.



                                      By: /s/
                                         ------------------------------
                                         Name:
                                         Title: General Partner